SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 1997

                      Financial Asset Securitization, Inc.
               (Exact name of registrant as specified in charter)


           Virginia                   0-15483               53-1526174
 (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)            File Number)       Identification No.)

                 901 East Byrd Street, Richmond, Virginia      23219
               (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (804) 344-7575


         (Former name or former address, if changed since last report.)



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Item 1.  Changes in Control of Registrant.
                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
                  Not Applicable.

Item 3.  Bankruptcy or Receivership.
                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
                  Not Applicable.

Item 5.  Other Events.

         On April 30, 1997, the Registrant caused the issuance and sale of $175,958,578 aggregate initial principal amount of Mortgage Participation Securities, Series 1997-NAMC 1 (the "Securities") pursuant to the Series 1997-NAMC 1 Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1997, by and among the Registrant, North American Mortgage Company, as Master Servicer and The First National Bank of Chicago, as Trustee. The Securities were issued in twenty-five Classes, with Initial Security Principal Balances and Pass-Through Rates as set forth or described below:

     Class               Initial Security                   Pass-Through
  Designation            Principal Balance                       Rate
  -----------            -----------------                       ----

Class FXA-1                   $15,058,594                       6.90%
Class FXA-2                    20,500,000                       7.75%
Class FXA-3                    11,623,696                       7.35%
Class FXA-4                    13,200,375                       7.50%
Class FXA-5                     5,125,000                       7.75%
Class FXA-6                     4,001,000                       7.75%
Class FXA-7                     1,000,000                       7.75%
Class FXA-8                    27,665,835                     Variable (1)
Class FXA-9               Inverse Floater                     Variable (2)
Class FXP                          81,389                       0.00%
Class FXS                   Interest Only                       7.75%
Class A-1                      43,444,391                       7.75%
Class A-2                       6,962,000                       7.75%
Class A-3                       1,951,000                       7.75%
Class A-4                      13,700,000                       7.75%
Class P                         1,087,731                       0.00%
Class S                     Interest Only                       7.75%
Class B-1                       5,190,778                       7.75%
Class B-2                       2,111,503                       7.75%
Class B-3                       1,319,689                       7.75%
Class B-4                         791,813                       7.75%
Class B-5                         439,897                       7.75%
Class B-6                         703,835                       7.75%

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Class R                                25                       7.75%
Class RP                               25                       7.75%

-------------
(1) The Pass-Through Rate for the Class FXA-8 Securities will be equal to a variable per annum rate equal to LIBOR plus 0.45%, subject to a maximum Pass-Through Rate of 8.50% per annum. The Pass-Through Rate for the initial Distribution Date shall be 5.95%.

(2) The Pass-Through Rate for the Class FXA-9 Securities will be equal to a variable per annum rate equal to (i) 8.05% minus (ii) LIBOR subject to a minimum Pass-Through Rate of 0.00% per annum. The Pass-Through Rate for the initial Distribution Date shall be 2.55%.


         The Securities evidence, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust"), which consists primarily of two pools of conventional, one- to four-family, fixed rate, first-lien Mortgage Loans (the "Mortgage Loans") transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Mortgage Loans were purchased by the Registrant in a privately-negotiated transaction with DLJ Mortgage Capital, Inc. ("DLJMC") pursuant to a Loan Sale Agreement (the "Sales Agreement"), dated April 1, 1997, by and between the Registrant and DLJMC.

         The Class FXA-1, Class FXA-2, Class FXA-3, FXA-4, Class FXA-5, Class FXA-6, FXA-7, Class FXA-8, Class FXA-9, Class FXP, Class FXS, Class A-1, Class A-2, Class A-3, Class A-4, Class P, Class S, Class B-1, Class B-2, Class B-3, Class R and Class RP Securities are referred to herein collectively as the "Offered Securities."

         The Offered Securities have been sold by the Registrant to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") pursuant to an Underwriting Agreement (the "Underwriting Agreement"), dated as of April 25, 1997, by and between DLJSC and the Registrant. The Class B-4, Class B-5 and Class B-6 Securities have been sold by the Registrant to DLJSC pursuant to a Purchase Agreement, dated as of April 30, 1997, by and among the Registrant and DLJSC.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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Item 6.  Resignations of Registrant's Directors. Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibits

         1.1      April  1997  Edition  of   Underwriting   Agreement   Standard
                  Provisions.

         4.1 Series 1997-NAMC 1 Pooling and Servicing Agreement, dated as of April 1, 1997, by and among the Registrant, North American Mortgage Company, as Master Servicer, and The First National Bank of Chicago, as Trustee (including exhibits).

         99.1 Geographic concentration information by United States Postal zip codes.

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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 30, 1997                            FINANCIAL ASSET SECURITIZATION, INC.




                                          By: /s/ R. Walter Jones, IV

                                          Name:  R. Walter Jones, IV

                                          Title: President

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                                INDEX TO EXHIBITS




1.1      April 1997 Edition of Underwriting Agreement Standard Provisions

4.1 Series 1997-NAMC 1 Pooling and Servicing Agreement, dated as of April 1, 1997, by and among the Registrant, North American Mortgage Company, as Master Servicer, and The First National Bank of Chicago, as Trustee (including exhibits)

99.1     Geographic concentration information by United States Postal zip codes